Revenue disaggregation	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
Revenue disaggregation	Revenue disaggregation
Total net revenues consists of the following for the years ended December 31, 2023 and 2022:

	Year ended December 31,
	2023	2022
Revenues, net:
Retail revenues	$1,097,172	$1,001,536
Wholesale revenues	243,606	269,042
Management fee income	5,854	4,842
Total revenues, net	$1,346,632	$1,275,420